UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2003


                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-14864                  94-2778785
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits.

         Exhibit
         Number                               Description
-----------------------    -----------------------------------------------------
          99.1             Text of press release, dated October 14, 2003, titled
                           "Linear   Technology   reports  increased  sales  and
                           profits over both the prior year and the prior quarter."

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 14, 2003, Linear Technology Corporation issued a press release entitled "Linear Technology reports increased sales and profits over both the prior year and the prior quarter," the text of which is furnished as Exhibit
99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LINEAR TECHNOLOGY CORPORATION
                                              (Registrant)


Date:         October 14, 2003                By:      /s/ Paul Coghlan
       -----------------------------          ----------------------------------
                                              Paul Coghlan
                                              Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit
         Number                               Description
-----------------------    -----------------------------------------------------
          99.1             Text of press release, dated October 14, 2003, titled
                           "Linear   Technology   reports  increased  sales  and
                           profits over both the prior year and the prior quarter."

                                      -3-